As filed with the Securities and Exchange Commission on

        March 18, 1998                      Registration No. 333-15381
        --------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form S-1

                         Post-Effective Amendment No. 1
                                       To
                             Registration Statement
                                      under
                           The Securities Act of 1933

                            TREX MEDICAL CORPORATION
               (Exact name of registrant as specified in charter)

        Delaware                        3844                   06-1439626
        (State or other          (Primary Standard          (IRS Employer
        jurisdiction        Industrial Classification      Identification
        of incorporation            Code Number)                  Number)
        or organization)
                               36 Apple Ridge Road
                           Danbury, Connecticut 06810
                                 (203) 790-1188
          (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                          Sandra L. Lambert, Secretary
                            Trex Medical Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                                 (781) 622-1000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                   Copies to:

                              Seth Hoogasian, Esq.
                                 General Counsel
                            Trex Medical Corporation
                         c/o Thermo Electron Corporation
                                 81 Wyman Street
                                  P.O. Box 9046
                        Waltham, Massachusetts 02254-9046
                                 (781) 622-1000

                              ----------------------
PAGE
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             Approximate date of commencement of proposed sale to public:
        As soon as practicable after the Registration Statement has become effective.

             If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ X ]

             If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective
        registration statement for the same offering.  [    ]

             If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same
        offering.  [    ]

                              ______________________


             This post-effective amendment removes from registration any of the securities which remained unsold as of the date of the filing of this post-effective amendment. The registration is hereby terminated.
PAGE

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, Commonwealth of Massachusetts, on this 18th day of March, 1998.

                                                TREX MEDICAL CORPORATION

                                                By:  /s/Hal Kirshner
                                                 -------------------
                                                     Hal Kirshner
                                                     President and Chief
                                                     Executive Officer

             Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 has been signed by the following persons in the capacities and on the dates indicated.

          Signature                        Title             Da
          ---------                        -----             ----
                                                             Date
                                                             ----

         /s/ Hal Kirshner           President, Chief   March 18, 1998
        -------------------------
        Hal Kirshner                Executive Officer
                                    and Director (Principal
                                    Executive Officer)

        John N. Hatsopoulos*        Chief Financial    March 18, 1998
        -------------------------
        John N. Hatsopoulos         Officer and Senior Vice President
                                    (Principal Financial Officer)

        Paul F. Kelleher*           Chief Accounting   March 18, 1998
        -------------------------
        Paul F. Kelleher            Officer (Principal
                                    Accounting Officer)

        Gary S. Weinstein*          Chairman of the    March 18, 1998
        -------------------------
        Gary S. Weinstein           Board and Director

        Dr. Elias P. Gyftopoulos*   Director           March 18, 1998
        -------------------------
        Dr. Elias P. Gyftopoulos

        John T. Keiser              Director           March   , 1998
        -------------------------                            --
        John T. Keiser

        Dr. James W. May, Jr.*      Director           March 18, 1998
        -------------------------
        Dr. James W. May, Jr.

        Hutham S. Olayan*           Director           March 18, 1998
        -------------------------
        Hutham S. Olayan

        Firooz Rufeh*               Director           March 18, 1998
        -------------------------
        Firooz Rufeh
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





        * The undersigned Sandra L. Lambert, by signing her name hereto, does hereby execute this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 on behalf of each of the above-named persons pursuant to powers of attorney executed by such persons and filed with the Securities and Exchange Commission.

                                            /s/Sandra L. Lambert
                                           ------------------------
                                           Sandra L. Lambert
                                           Attorney-in-Fact